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                                                                    Exhibit 99.3


                                   ACTV, INC.
                        233 Park Avenue South, 10th Floor
                          New York, New York 10003-1601



September 26, 2002

Thomas R. Wolzien
91 River Road
Grand-on-Hudson, New York 10960

Dear Tom:


         This letter confirms the terms and conditions of our agreement and understanding regarding a transaction (the "Proposed Transactions") whereby ACTV, Inc., a Delaware corporation ("ACTV"), or a subsidiary or controlled affiliate of ACTV (ACTV or such subsidiary or controlled affiliate, the "Purchaser"), will acquire (a) all of your outstanding shares of capital stock of, other ownership interests in and rights related to (including options or other derivative securities to acquire capital stock or other ownership interests) Media Online Services, Inc., a Delaware corporation ("MOSI"); (b) U.S. Patent Nos. 5,761,606 and 6,233,736," and including but not limited to the entire right, title and interest in and throughout the United States of America (including its territories and dependencies) and all countries foreign thereto in and to any improvements (including any Wolzien Patent Improvements as defined in the Assignment Purchase Agreement, dated April 7, 1999 (the "Assignment Purchase Agreement"), among you, MOSI, ACTV and HyperTV Networks, Inc., a Delaware corporation ("HyperTV")) to the patents of the Wolzien Patent Group, and to any other related United States applications, including provisional, divisional, renewal, substitute, continuation, reexamination and reissue applications, based in whole or in part any patents of the Wolzien Patent Group or in whole or in part on the improvements, any foreign applications, including international and regional applications, based in whole or in part on any of the patents of the Wolzien Patent Group or in whole or in part on the improvements, and in and to any and all letters patent, including extensions thereof, of any country which have been or may be granted on any of the aforesaid applications or on said improvements or any parts thereof (all of the foregoing, collectively, the "Wolzien Patent Group"); and (c) any and all other rights, title or interest owned or assignable by you in and to the Wolzien Patent Group, including, without limitation, any and all rights reserved, granted or otherwise arising under the Assignment Purchase Agreement, all in exchange for consideration equal to US $4,000,000, all as described below. This letter is being executed and delivered concurrently with the execution and delivery of the Agreement and Plan of Merger (the "Merger Agreement"), dated September 25, 2002, by and among OpenTV Corp., a Delaware corporation ("Parent"), ACTV Merger Sub, Inc., a Delaware corporation, and ACTV.


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
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
1.  Sale and Purchase         At or immediately prior to the closing of the transactions contemplated by the Merger Agreement (the "Merger Closing"), Wolzien shall sell to the
                              Purchaser or, at the election of Parent, Parent or a subsidiary or controlled affiliate of Parent (each, a "Parent Entity"), and the Purchaser or such
                              Parent Entity, as the case may be, shall purchase from Wolzien, all securities (the "Subject Securities") of MOSI, held, beneficially or of record, by Wolzien, including, without limitation, any (a) shares of Class A
                              Common Stock, par value $.01 per share ("MOSI Class A Stock"), of MOSI, (b)
                              shares of Class B1 Common Stock, par value $.01 per share ("MOSI Class B1
                              Stock"), of MOSI, (c) shares of Class B2 Common Stock, par value $.01 per share ("MOSI Class B2 Stock"), of MOSI and (d) options, warrants or other derivative securities of or ownership interests in MOSI, in each case free of any liens and not subject to any restrictions.
----------------------------- -------------------------------------------------------------------------------
2.  Acquisition of Wolzien    Concurrent with the sale and purchase of the Subject Securities, and in order
Patent Group; Release         to effect the acquisition of the Wolzien Patent Group and all other rights, title or interest owned or assignable by Wolzien in and to the Wolzien Patent
                              Group:

                              A. ACTV, Wolzien, MOSI and HyperTV will cause to be terminated each of the following agreements:

                              o    Assignment Purchase Agreement (other than Sections 1, 11(a), 11(c)
                                   (first sentence only), 13 and 14 thereof, the content of which provisions may instead be set forth in the Definitive Agreements (as defined below)).

                              o    Letter Agreement, dated April 18, 2000, among Wolzien, MOSI, HyperTV and ACTV.

                              o    Class A Common Stock Shareholders Agreement, dated April 7, 1999, among MOSI, HyperTV and Wolzien, as amended by the Amendment, dated as of May 1, 2000, to Class A Common Stock Shareholders Agreement (the
                                   "Class A Shareholders Agreement").

                              o    Class B Common Stock Shareholders Agreement, dated April 7, 1999, among MOSI, certain employees specified therein (the "Employees"), and
                                   Wolzien, as amended by the Agreement, dated September [___], 2002 (the
                                   "Class B Shareholders Agreement") (provided that only Section 2 of the
                                   Agreement, dated September [___], 2002 shall be terminated and the remainder of such agreement shall not be terminated).
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
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

                              o    Letter Agreement, dated April 7, 1999, between ACTV and Wolzien.

                              o    Any other agreements between the parties unless agreed to otherwise by Parent in Parent's sole discretion.

                              B. Wolzien will execute a full and unconditional release of ACTV, MOSI,
                              HyperTV and their respective Affiliates from any and all claims and liability whatsoever relating to the Assignment Purchase Agreement, Wolzien's investment in MOSI, the Wolzien Patent Group and the HyperTV Patents, and an
                              acknowledgement that, from and after the consummation of the Proposed
                              Transactions, Wolzien will have no rights whatsoever with respect to MOSI, the Wolzien Patent Group or the HyperTV Patents.  ACTV, MOSI, HyperTV and
                              their respective Affiliates will execute a full and unconditional release of
                              Wolzien from any and all claims and liability relating to the Assignment
                              Purchase Agreement, Wolzien's interest in MOSI, the Wolzien Patent Group and the HyperTV Patents, and an acknowledgement that, from and after the consummation of the Proposed Transactions, Wolzien will have no obligation or liability to ACTV, MOSI, HyperTV or any of their respective Affiliates with respect to MOSI, the Wolzien Patent Group or the HyperTV Patents, except as otherwise expressly provided under this agreement.

                              C.  Wolzien will agree that, so long as any of the patents, improvements or continuations included in the Wolzien Patent Group or the HyperTV Patents remain enforceable, he will aid, assist and support, where reasonably necessary or advisable, the prosecution, defense and enforcement of such patents, and he will not challenge the validity of any such patents, improvements or continuations included in the Wolzien Patent Group or the
                              HyperTV Patents and will not take any actions adverse to the Wolzien Patent
                              Group or the HyperTV Patents.  As and to the extent permitted by his employer
                              ("Wolzien's Employer"), Wolzien will also enter into a confidentiality agreement with Parent reasonably acceptable to Parent and Wolzien's
                              Employer.  It is understood that, from time to time, Wolzien, as the inventor, will be needed to aid, assist, and support the prosecution, defense and enforcement of such patents. Subject to the approval of Wolzien's
                              Employer, Wolzien agrees to provide such support, when reasonably necessary, for periods of up to 200 hours in a six month period, provided such support does not interfere with his full time employment.
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

                              D.  Wolzien will further agree to execute without further consideration any further documents and instruments which may be necessary, lawful and proper in the prosecution of any applications in said above-referenced Wolzien
                              Patent Group or in any amendments, extensions or interference proceedings, that may be necessary to secure to Purchaser its interest and title in and to said improvements or any parts thereof.

                              E.  For thirty six months from the date hereof, Parent will have a right of first refusal on any other interactive television related Wolzien inventions, improvements or patent applications.  The parties agree to negotiate in good faith for licenses, royalties and other terms regarding exploitation by
                              Parent of any such inventions, improvements or patent applications.  If the parties are unable to agree upon terms and Parent desires to license such inventions, improvements or patent applications on either an exclusive or a nonexclusive basis, the parties agree to submit the matter to binding arbitration in order to determine the terms.
----------------------------- -------------------------------------------------------------------------------
3.  Consideration; Payment    Subject to the last sentence of Section 7 hereof, the consideration for (a)
                              the sale and purchase of the MOSI Securities and (b) the acquisition of the
                              Wolzien Patent Group and all other rights, title or interest owned or assignable by Wolzien in and to the Wolzien Patent Group, including the termination of certain agreements and the release to be executed by Wolzien as provided above, will be an aggregate of US $4,000,000, payable fifty percent ($2,000,000) by wire transfer on the Closing Date of immediately available funds to a bank account designated by Wolzien at least two business days prior to the Closing Date and fifty percent by delivery of either (a)
                              that number of A Ordinary Shares, no par value, of Parent ("Class A Parent
                              Stock") or (b) that number of shares of Common Stock, par value $.01 per share, of ACTV ("Company Common Stock") that will, upon consummation of the
                              Merger, entitle the holder thereof to receive freely tradable shares of Class
                              A Parent Stock, having in each case an aggregate value (computed based upon the closing price of the Class A Parent Stock on the trading day immediately prior to the consummation of the Merger) of not less than $2,000,000.

                              To the extent that the Wolzien Patent has not been issued in Europe as of the
                              Closing, payment of $1,000,000 of the stock portion of such consideration shall be delayed and conditioned on the issuance of such patent in Europe;
                              provided, however, that upon such issuance, payment shall be made promptly.
                              The stock portion that is delayed will, when issued, constitute "restricted stock," as that phrase is defined in Rule 144 promulgated under the
                              Securities Act of 1933, as amended, and will be subject to the restrictions on resale imposed by such rule.
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
4.  Wolzien Ownership of      Wolzien hereby represents and warrants that he is the record and beneficial
MOSI Securities               owner of (a) 499,000 shares of MOSI Class A Stock and (b) an option (the
                              "Wolzien Class B1 Option") to purchase 124,750 shares of MOSI Class B1 Common
                              Stock.  Except as described in the previous sentence Wolzien does not own, beneficially or of record, any securities of or other ownership interests in
                              MOSI.  From the date hereof until the consummation of the Proposed
                              Transactions or the earlier termination of this letter, Wolzien covenants and agrees that he will not, directly or indirectly, transfer, assign, pledge or hypothecate any of the Subject Securities and will not exercise or seek to exercise the Wolzien Class B1 Option.
----------------------------- -------------------------------------------------------------------------------
5.  Representations and       The Definitive Agreements will contain representations and warranties of the
Warranties                    parties addressing the following matters:

                              1. Wolzien's ownership of the Subject Securities free of any liens and not subject to any restrictions.

                              2. The authority of the parties to enter into the Definitive Agreements and the due authorization, execution and delivery thereof.

                              3. That the shares of any securities issued in the Proposed Transactions will be validly issued, fully paid and nonassessable, will be free of any liens and not subject to any restrictions (other than liens and restrictions created by Wolzien and restrictions imposed by federal and state securities laws).

                              4. Approvals of and notices to U.S. and foreign governmental authorities
                              (including regulatory authorities) ("Governmental Entities") and non-governmental third parties, if any, in connection with the Proposed
                              Transactions.
----------------------------- -------------------------------------------------------------------------------
6.  Conditions to Closing     The consummation of the Proposed Transactions will be subject to the following conditions (a) the accuracy of the representations and warranties of the parties in all material respects (other than the representation and warranty regarding Wolzien's ownership of the Subject Securities, which shall be true and correct in all respects), (b) [the receipt of any required approvals of and the making of any required notices to Governmental Entities, other than such approvals and notices the failure of which to have been received or made would not have a material adverse effect upon the ability of the parties to consummate the Proposed Transactions or a material adverse effect on MOSI, ACTV or any of their respective affiliates] and (c) all conditions to the Merger Closing shall have been satisfied or are waived, or are capable of being satisfied immediately following the consummation of the
                              Proposed Transactions, and the parties to the Merger Agreement shall be prepared to effect the Merger Closing immediately following the consummation of the Proposed Transactions.
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
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

7.  Definitive Agreements     The parties presently anticipate that the agreements set forth in this letter will be superseded by a definitive Securities Purchase Agreement and other related agreements and instruments (collectively, the "Definitive
                              Agreements"), which shall contain provisions incorporating and expanding upon the agreements set forth in this letter, together with other provisions customary in the case of transaction of this type.  The parties will promptly negotiate, prepare and execute Definitive Agreements with respect to the
                              Proposed Transactions consistent with the terms set forth herein and will do all acts reasonably necessary to consummate the Proposed Transactions immediately prior to the Closing of the transactions contemplated by the
                              Merger Agreement.  Any such Definitive Agreements, and any acts taken by ACTV to conclude the Proposed Transactions, shall be acceptable to Parent, in
                              Parent's sole discretion.  Consistent with the terms of this letter, the parties will use commercially reasonable efforts to explore structures for the Proposed Transactions that are tax-efficient to ACTV, Wolzien, MOSI and
                              Parent.
----------------------------- -------------------------------------------------------------------------------
8.  Termination               The parties may terminate the Proposed Transactions by mutual agreement, with
                              (for so long as the Merger Agreement shall remain in effect) the consent of
                              Parent (which consent Parent may grant or withhold in its sole discretion).
                              Either party may terminate the Proposed Transactions immediately upon (a) the termination of the Merger Agreement or (b) the occurrence of the Merger
                              Closing if at such time the Proposed Transactions have not been consummated;
                              provided, however, that the provisions of the paragraph 10 of this letter will survive the termination hereof unless superseded by the terms of the
                              Definitive Agreements.
----------------------------- -------------------------------------------------------------------------------
9.  Press Releases            Each party will obtain the prior consent of the other party (which consent need not be in writing, and will not unreasonably be withheld or delayed)
                              and, insofar as any such press release relates to Wolzien, Wolzien's
                              Employer, before issuing any press release or otherwise making any public statements or disclosure with respect to this letter or the Proposed
                              Transactions.  If, in the judgment of the disclosing party, such press release or public disclosure is required by law (including, without limitation, the rules and regulations of the Securities and Exchange
                              Commission), or by any securities exchange or association on which such party's securities are traded (including pursuant to any listing agreement), such consent shall not be required; provided, however, that the disclosing party will endeavor to consult with the other party (and, as applicable,
                              Wolzien's Employer) prior to issuance (so as to confirm the accuracy of any statements therein regarding such other party, among other things).
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
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

10.  Expenses                 Except as otherwise provided herein, each party hereto shall bear its own expenses in connection with the Proposed Transactions (including in connection with the negotiation and execution of this letter).
----------------------------- -------------------------------------------------------------------------------
11.  Applicable Law           This letter and the relations of the parties with respect hereto shall be governed by and construed in accordance with the internal laws of the State of New York.
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12.  Binding Effect.          Upon execution of this letter by each of the parties hereto, this letter will become a binding agreement fully enforceable in accordance with the terms hereof.
----------------------------- -------------------------------------------------------------------------------
13.  Arbitration              If the parties cannot reach agreement on Definitive Agreements relating to the Proposed Transactions on or before the date upon which the proxy statement and prospectus with respect to the Merger shall have been declared effective by the Securities and Exchange Commission, either party may commence arbitration by delivery of a written notice to the other party.  The parties shall then jointly select an independent arbitrator with appropriate intellectual property experience with no prior, existing or potential business relationship with either party or an entity controlled by, controlling or under common control with either party, through Judicial
                              Arbitration Mediation Services ("JAMS"). If for whatever reason the parties cannot mutually agree on an independent arbitrator within five days of the written referral of the matter to arbitration, then either party shall have the right to require JAMS to appoint an appropriate arbitrator who meets the agreed criteria for independence and who JAMS deems reasonable.  The location of such arbitration shall be in New York, New York or as otherwise mutually agreed upon by the parties. Such arbitration shall be conducted in accordance with the American Arbitration Association rules for commercial arbitration.
                              The arbitrator will rule within five business days following the conclusion of presentation by the parties, and such ruling shall be non-appealable. Each party shall bear its own costs, including attorney's fees and the costs of any such arbitration shall be borne equally by the parties.  The parties acknowledge that it may be appropriate for the arbitrator to issue a protective order covering any confidential information that may be required to be obtained for the purpose of discovery in connection with such arbitration.
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

14.  Execution                This letter may be duly executed by facsimile and in multiple counterparts, and shall be effective as between both parties signatory hereto when counterparts have been signed by both such parties.
----------------------------- -------------------------------------------------------------------------------
15.  Modification             This letter may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.
----------------------------- -------------------------------------------------------------------------------



         If the foregoing is acceptable to you, please indicate your approval by signing one copy of this letter and returning it to the undersigned.



                                           Very Truly Yours,

                                           ACTV, INC.



                                           By: /s/ David Reese
                                              ----------------------------------
                                           Name:  David Reese
                                           Title: Chief Executive Officer



Accepted and Agreed
  this 26th day of September, 2002


/s/ Thomas R. Wolzien
----------------------------------
Thomas R. Wolzien



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